EXHIBIT 10.5

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

AMENDMENT TO LEASE

This AMENDMENT TO LEASE is made and entered into as of May 10, 1997, by and between ADI MEMEC PARTNERS, L.P., a California limited partnership (“Landlord”), and RAAB KARCHER ELECTRONICS, INC, a California corporation (formerly known as Memec, Inc.) (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease dated as of March 20, 1997 (“Lease”), with regard to that certain land located in Reno, Nevada, which is located in an area known as the South Meadows Planned Development and upon which Landlord has agreed to construct for Tenant, and Tenant has agreed to lease from Landlord, a warehouse, distribution and office building (“Building”), all on the terms and conditions contained in the Lease.

B. Landlord and Tenant now wish to amend the Lease to reflect certain modifications to the terms thereof.

C. Certain capitalized terms used in this Amendment, unless separately defined or the context otherwise requires, shall have the meaning ascribed to them in the Lease.

NOW, THEREFORE, Landlord and Tenant agree to amend the Lease in the following respects:

AMENDMENT

1. Identity of Tenant. On February 14, 1997, Tenant changed its name from MEMEC, INC., a California corporation (the name which appears in the Lease) to RAAB KARCHER ELECTRONICS, INC., a California corporation. The Lease incorrectly identifies the name of the Tenant as Memec, Inc. The Lease is hereby amended to correctly identify the Tenant as RAAB KARCHER ELECTRONICS, INC.

2. Building Size. The size of the Building shall be 75,257 square feet (as measured in accordance the method established by the American Industrial Real Estate Association for measuring the “gross” size of buildings of similar type and character, together with any “drip-line” area), rather than 73,000 square feet as stated in the Lease, and the definition of the term “Building” in the lease is hereby amended to reflect that modification.

3. Base Rent. Due to the increase in the size of the Building and related increases in costs associated with construction thereof, the Base Rent is hereby amended to be the following, in lieu of the amounts reflected in Section 3.1 of the Lease:

Period	Monthly Base Rent	Annual Base Rent
Months 1-36	$***	$***
Months 37-72	$***	$***
Months 73-108	$***	$***
Months 109-150	$***	$***
Months 151-180	$***	$***

4. Revision of Site Plan. The site plan of the proposed improvements to the Land attached to the Lease as part of the Preliminary Plans and Specifications is hereby replaced with the site plan which is attached to this Amendment as Exhibit “A”.

***	Material has been omitted pursuant to a request for confidential treatment.

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5. Legal Description of the Land. The legal description of the Land which is contained in Exhibit “A” to the Lease is hereby modified to the following:

Parcel A:

Parcel 2-C of Parcel Map No. 3202 filed in the office of the County Recorder of Washoe County, State of Nevada on May 2, 1997, as File No. 2094991 of Official Records.

Parcel B:

A non-exclusive easement for ingress and egress over Parcel 4 of Parcel Map No. 3199 filed in the office of the County Recorder of Washoe County, State of Nevada on May 2, 1997 as File No. 2094988 of Official Records.

6. Ratification of Lease. Except as expressly amended and modified by this Amendment, Landlord and Tenant hereby ratify and affirm the terms and provisions of the Lease in its entirety.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

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[SITE PLAN GRAPHIC APPEARS HERE]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of San Diego

On May 12, 1997 before me,	Paulette M. Renevitz, Notary Public
Date	Name and Title of Officer (e.g., “Jane Doe, Notary Public”)

personally appeared	Michael Rohleder
Name(s) of Signer(s)

☒ personally known to me–OR–

☐ proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal. /s/ Paulette M. Renevitz, Notary Public Signature of Notary Public Paulette M. Renevitz

Notary Seal Goes Here	PAULETTE M. RENEVITZ Commission # 1098708 Notary Public - California San Diego County My Comm. Expires Jun 2, 2000

—OPTIONAL—

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Amendment to lease/ADI Memec Partners, L.P., Raab Katcher Elec.

Document Date: May 10, 1997                                 Number of Pages: 4

Signer(s) Other Than Named Above: none

Capacity(ies) Claimed by Signer(s)

Signer’s Name: /s/ Michael Rohleder	Signer’s Name:

☐ Individual	☐ Individual
☒ Corporate Officer Title(s): president/CEO	☐ Corporate Officer Title(s):
☐ Partner – ☐ Limited ☐ General	☐ Partner – ☐ Limited ☐ General
☐ Attorney-in-Fact	☐ Attorney-in-Fact
☐ Trustee	☐ Trustee
☐ Guardian or Conservator	☐ Guardian or Conservator
☐ Other:	☐ Other:

Signer is Representing: Raab Kartcher Elec.	RIGHT THUMBPRINT OF SIGNER	Signer is Representing:	RIGHT THUMBPRINT OF SIGNER

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:

ADI-MEMEC PARTNERS, L.P.,
a California limited partnership

By:	Allen Development, Inc., a California corporation Its General Partner

	By:	/S/ S. L. BLACK
Steven L. Black
Its: President

TENANT:

RAAB KARCHER ELECTRONICS, INC.,
a California corporation (formerly known as Memec, Inc.)

By:	/S/ MICHAEL J. ROHLEDER
	Its:	Michael J. Rohleder
	Name:	President, CEO

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ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE AND ANNUAL RENT

This Acknowledgment of Term Commencement Date and Annual Rent is entered into by and between ADI MEMEC PARTNERS, L.P., a California limited partnership, or assignee (“Landlord”), and MEMEC, INC., a California corporation (“Tenant”), dated as of January 16, 1998, with reference to that certain Build-To-Suit Lease dated March 20, 1997 and subsequently amended by an Amendment to Lease on May 10, 1997 (“Lease”) by and between Landlord and Tenant, for the purpose of definitely establishing the Term Commencement Date and the Annual Rent, as those terms are defined in the Lease:

1.	The Term Commencement Date of the Initial Term of the Lease is the 1st day of February, 1998, and the Expiration Date is the 31st day of January, 2013, subject however to the terms and conditions of the Lease.

2.	The Rent Commencement Date is February 1, 1998. The Annual Rent payable by the Tenant to Landlord under this lease is as follows:

Initial Term:

MONTHS	ANNUAL RENT	MONTHLY RENT
01 – 36	$***	$***
37 – 72	$***	$***
73 –108	$***	$***
109 –150	$***	$***
151 –180	$***	$***

All rental payments shall be made payable to ADI Memec Partners, L.P., a California limited partnership, at the office of the Landlord at: Kilroy Realty Corporation, 4365 Executive Drive, Suite 850, San Diego, CA 92121.

3.	The Premises consist of 75,257 rentable square feet of floor area.

4.	Other than as set forth above, all of the terms and conditions of the Lease are hereby ratified and confirmed, and shall continue in full force and effect.

***	Material has been omitted pursuant to a request for confidential treatment.

IN WITNESS WHEREOF, the instrument has been duly executed by the parties as of the date first written above.

LANDLORD:

ADI MEMEC PARTNERS, L.P., a California limited partnership
By: Kilroy Realty Corporation., a Maryland corporation,
Development Manager

By:	/S/ S. L. BLACK
Steven L. Black
Title:	Executive Vice President

TENANT:

MEMEC, INC.,
a California corporation

By:	/S/ N. SAMANIEGO
Norma Samaniego
Title:	Chief Financial Officer